Exhibit 10.3(b)


                  Schedule of Warrant (new financing) Issued by
               NCT Group, Inc. to Carole Salkind on April 26, 2005


                           Expiration           Exercise             Shares
      Grant Date              Date                Price              Granted
      ----------              ----                -----              -------
       04/26/05             04/26/10            $ 0.011             7,000,000